UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR SECTION 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 28, 2004


                     Conversion Services International, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-30420                 20-1010495
          --------                     -------                 ----------
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)


               100 Eagle Rock Avenue
             East Hanover, New Jersey                        07936
             ------------------------                        -----
     (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:  (973) 560-9400
                                                     --------------

        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On June 28, 2004, Conversion Services International, Inc. (the "Company"), through its majority-owned subsidiary Evoke Asset Purchase Corp. ("Acquisition Sub"), acquired substantially all of the assets and assumed substantially all of the liabilities of Evoke Software Corporation, a privately-held California corporation ("Evoke"). The acquisition ("Acquisition") was completed pursuant to that certain Asset Purchase Agreement ("Agreement") by and between the Company, Acquisition Sub and Evoke, attached hereto as Exhibit 2.1. In connection with the Acquisition the Company: (i) issued 72,543,956 shares of its common stock to Evoke, 7,150,000 of which have been deposited into an escrow account for a period of one-year and may be reduced based upon claims for indemnification that may be made pursuant to the Agreement; (ii) issued 5% of the outstanding shares of Acquisition Sub to Evoke; (iii) issued 3,919,093 shares of its common stock to certain executives of Evoke as a severance payment and to certain employees as retention shares; (iv) agreed to pay $448,154.16 in deferred compensation ($189,583.38 to be paid over a seven month period and the remainder to be paid over a twelve month period) to certain employees of Evoke; and (v) assumed substantially all of Evoke's liabilities. The total purchase price paid by the Company in connection with the Acquisition was determined based solely upon negotiations between the Company and Evoke and does not necessarily bear any relation to the value of the assets acquired.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired. The financial statements required by Item 7(a) will be filed no later than September 11, 2004.

(b) Pro Forma Financial Information. The financial statements required by Item 7(b) will be filed no later than September 11, 2004.

(c) Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

      Exhibit 2.1 - Asset Purchase Agreement dated as of May 26, 2004 *
      Exhibit 99.1 - Press release dated June 29, 2004

      * A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Statements contained in this Current Report on Form 8-K, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based largely on current expectations and are subject to a number of known and unknown risks, uncertainties and other factors beyond our control that could cause actual events and results to differ materially from these statements. These statements are not guarantees of future performance, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We undertake no obligation to update publicly any forward-looking statements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 13, 2004                       CONVERSION SERVICES INTERNATIONAL, INC.


                                    By: /s/ Scott Newman
                                    ----------------------------------------
                                    Name:  Scott Newman
                                    Title: President and Chief Executive Officer